Exhibit 99.906CERT

Rule 30a-2(b) CERTIFICATIONS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Alger China-U.S. Growth Fund, do hereby certify, to such officer’s knowledge, that:

(1)                     The semi-annual report on Form N-CSR of the Registrant for the period ended April 30, 2013 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                     the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Alger China-U.S. Growth Fund.

Dated: June 17, 2013

/s/Hal Liebes

Hal Liebes
President
Alger China-U.S. Growth Fund

Dated: June 17, 2013

/s/ Michael D. Martins

Michael D. Martins
Treasurer
Alger China-U.S. Growth Fund

Dated: June 17, 2013

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.